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                                                                   EXHIBIT 10.54

                                  AMENDMENT TO
                              CONSULTING AGREEMENT

    THIS AMENDMENT is made this 18th day of December,  1996, by and between John
E. Evans ("Evans") and ALLIED Group, Inc. ("AGI"), ALLIED Mutual Insurance Company ("Mutual"), and ALLIED Life Financial Corporation ("ALFC"). AGI, Mutual, and ALFC shall be known collectively as "ALLIED".

    WHEREAS, on December 14, 1994, ALLIED and Evans entered into a Consulting Agreement setting forth the services which Evans was to render to ALLIED following his retirement;

    WHEREAS, the parties desire to amend the Consulting Agreement as set forth herein;

    NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants set forth below and other valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

    1. Section IV of the  Consulting  Agreement is amended to add new subsection
(c) as follows:

    (c) Payment of expenses associated with income tax preparation and other tax services, provided that ALLIED may review Evans' tax returns at any time.

    2. Subsection (a) of Section V of the Consulting Agreement is amended to read as follows:

    (a) the mutual agreement of the parties;

    3. The last sentence of Section V of the Consulting Agreement which begins "If this Agreement has..." is deleted in its entirety.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year above first written.


                                               ALLIED Mutual Insurance Company

/s/ John E. Evans                              By:/s/ Douglas L. Andersen
--------------------------------                  ------------------------------
    John E. Evans                              Its:  President
                                                   -----------------------------

ALLIED Group, Inc.                             ALLIED Life Financial Corporation

By:/s/ Jamie H. Shaffer                        By:/s/ Samuel J. Wells
   -----------------------------                  ------------------------------
Its:  President (Financial)                    Its:  President
    ----------------------------                   -----------------------------